Statutory Prospectus Supplement dated July 31, 2020
The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for the Fund listed below:
Invesco V.I. Mid Cap Core Equity Fund
This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
The following information is added to the third paragraph appearing under the heading “Fund Summary - Principal Investment Strategies of the Fund”:
The Fund primarily invests in common stock but may also invest in other types of securities, such as real estate investment trusts (“REITs”), units of master limited partnerships or other securities that are consistent with its investment objective.
The following information is added under the heading “Fund Summary - Principal Risks of Investing in the Fund”:
Real Estate Investment Trust (REIT) Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Master Limited Partnership (MLP) Risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.
The following information is added to the fourth paragraph in the section titled “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Objective(s) and Strategies”:
The Fund primarily invests in common stock but may also invest in other types of securities, such as real estate investment trusts (“REITs”), units of master limited partnerships or other securities that are consistent with its investment objective.
The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Risks”:
Real Estate Investment Trust (REIT) Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.
Master Limited Partnership (MLP) Risk. An MLP is a public limited partnership or a limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.
VIMCCE-STATPRO-SUP

Statement of Additional Information Supplement dated July 31, 2020
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information (“SAI”) for the Fund listed below:
Invesco V.I. Mid Cap Core Equity Fund
This supplement amends the SAI of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information replaces in its entirety the first paragraph appearing under the heading “Description of the Funds and their Investments and Risks - Other Investments - Real Estate Investment Trusts (REITs)”:
Real Estate Investment Trusts (REITs). Each Fund may invest in equity interests and/or debt obligations issued by REITs. Unless otherwise disclosed in a Fund’s prospectus, Invesco V.I Global Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs; Invesco V.I. Core Plus Bond Fund may invest up to 15% of its net assets in equity interests and/or debt obligations issued by REITs; and Invesco V.I. Small Cap Equity Fund may invest up to 15% of its net assets in REITs.
AVIF-SAI-SUP
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